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                                                                   EXHIBIT 10.26

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
     SOLICITATION, OFFER,                SOLICITATION NO.        2. TYPE OF SOLICITATION       3. DATE ISSUED      PAGE OF PAGES
          AND AWARD                      DACW05-97-B-0095           [X] SEALED BID (??)           97 SEP 24           1 of 7
(Construction, Alteration, or Repair)                               [_] NEGOTIATED (RFP)
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IMPORTANT - The "offer" section on the reverse must be fully completed by offeror.
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4. CONTRACT NO.                              5. REQUISITION/PURCHASE REQUEST NO.                    8. PROJECT NO.

 DACW05-98-C-0001
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7. ISSUED BY                            CODE                     8. ADDRESS OFFER TO
                                             -------------------

DEPARTMENT OF THE ARMY                                              DEPARTMENT OF THE ARMY
U.S. ARMY ENGINEER DISTRICT, SACRAMENTO                             U.S. ARMY ENGINEER DISTRICT, SACRAMENTO
CORPS OF ENGINEERS                                                  1325 J STREET
1325 J STREET                                                       SACRAMENTO, CALIFORNIA 95814-2922
SACRAMENTO, CALIFORNIA 95814-2922                                   ATTN: CONTRACTING DIVISION,
                                                                    PLAN ROOM, FIRST FLOOR
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9. FOR INFORMATION  .    A. NAME                                           8. TELEPHONE NO. (include area code) (NO COLLECT CALLS)
          CALL:                    See SECTION 00100                                   See SECTION 00100
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                                                           SOLICITATION
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 NOTE: In sealed bid solicitations, "offer" and "offeror" mean "bid" and "bidder".
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10. THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS (Title, identifying no. date):

PL84-99 PHASE III LEVEE RESTORATION
RD 2064, RD 2075, AND RD 2094 (SJ 7)
SAN JOAQUIN COUNTY, CALIFORNIA

Specification No. 9905E

Description: Furnish materials and supplies and perform services for repairing existing levees. Work includes compacted embankment fill, debris removal and disposal, levee road repair, rock removal, riprap, and hydroseeding.


Estimated Cost Range of Project: $1,000,000 to $5,000,000

Any Contract awarded under this solicitation will be made pursuant to Public Law 100-656, Small Business Competitiveness
Demonstration Program. See DD Form 1707, Block 5 for unrestricted/set-aside information.


                                                                                     *Schedule A - 45 calendar days
                                                                                      Schedule B - 60 calendar days
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11. The Contractor shall begin performance within 1 calendar days and complete it within 45/60* calendar days after receiving
[_] award. [X] notice to proceed. This performance period is [X] mandatory, [_] negotiable (See SECTION 00800, FAR 52.211-10
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12A. THE CONTRACTOR MUST FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS?                    12B. CALENDAR DAYS
     (IF "YES", We give within how many calender days after award in item 12B.)
[X]  YES   [_]  NO                                                                                       One (1)
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13. ADDITIONAL SOLICITATION REQUIREMENTS:

A. Sealed offer in original and 0 copies to perform the work required are due at the place specified in item 8 by 1:00 PM (hour)
   local time, 97 SEP 30 (date). If this is a sealed bid solicitation, offers will be publicly opened at that time. Sealed envelopes containing offers shall be marked to show the offeror's name and address, the solicitation number, and the date and time offers are due.

B. An offer guarantee [X] is, [_] is not required.

C. All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.

D. Offers providing less than 60 calendar days for Government acceptance after the date offers are due will not be considered and will be rejected.
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                                                                                                      STANDARD FORM 1442 (REV. 4-85)
                                                                                                      Prescribed by GSA
                                                                                                      FAR (48 C F R) 53-238-1(d)
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CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A REQUEST FOR
CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED.


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
                                            OFFER (Must be fully completed by offeror)
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14. NAME AND ADDRESS OF OFFEROR (Include ZIP Code)                            15. TELEPHONE NO. (Include area code)
    Allied Technology Group, Inc                                                  (510) 490-3008 FAX (510) 651-3731
                                                                              ------------------------------------------------------

    47375 Fremont Blvd                                                        16. REMITTANCE ADDRESS (Include only if different than
    Fremont CA 94538                                                                                    item 14)


CEC: __________________________ CAGE CODE 2U955
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CODE                             FACILITY CODE
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17. The offeror agrees to perform the work required at the prices specified below in strict accordance with the terms of this solicitation, if this offer is accepted by the Government in writing within ____ calendar days after the date offers are due.
    (Insert any number equal to or greater than the minimum requirement stated in item 13D. Failure to insert any number means the offeror accepts the minimum in item 13D.)


AMOUNTS       See Pricing Schedule

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18. The offeror agrees to furnish any required performance and payment bonds.
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                                                 19. ACKNOWLEDGEMENT OF AMENDMENTS
                (The offeror acknowledges receipt of amendments to the solicitation - give number and date of each)
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 AMENDMENT NO.           1              2              3
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     DATE             9/26/97        9/26/97        9/26/97
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20A. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER                     20B. SIGNATURE                     20C. OFFER DATE
     (Type or print)
                     Douglas C. Stovall                                          ATG Inc.
                     Vice Pres. of Operations                              /s/ Douglas C. Stovall                  9-29-97
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                                               AWARD (To be completed by Government)                          See pg. 3 for 20D
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21. ITEMS ACCEPTED:      Item Nos. 0001 through 0011 (Total Estimated Price).


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22. AMOUNT                                                  23. ACCOUNTING AND APPROPRIATION DATA
                                                                96X3125 FC & CE S96042
 $3,062,962.40                                                  DC817 03 190 C0001 (VH)
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24. SUBMIT INVOICES TO ADDRESS SHOWN IN          ITEM               25. OTHER THAN FULL AND OPEN COMPETITION PURSUANT TO
     (4 copies unless otherwise specified)                 26        [_] 10 U.S.C. 2304 (c) (   )     [_]    41 U.S.C. 253(c) (   )
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26. ADMINISTERED BY                CODE                             27. PAYMENT WILL BE MADE BY
                                          ------------------------
    Sacramento District, Corps of Engineers                             Department of the Army
    Valley Resident Office                                              Sacramento District, Corps of Engineers
    ATTN: Mr. William R. Cameron, Res. Engr.                            The Disbursing Officer
    2021 Jefferson Blvd.                                                1325 J Street
    West Sacramento, California 95651                                   Sacramento, California 95814-2922
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                                   CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
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[_] 28. NEGOTIATED AGREEMENT (Contractor is required to sign        [X] 29. AWARD (Contractor is not required to sign this
        this document and return _____ copies to issuing office.)           document.) Your offer on this solicitation is hereby
        Contractor agrees to furnish and deliver all items or               accepted as to the items listed. This award consummates
        perform all work requirements identified on this form               the contract, which consists of (a) the Government
        and any continuation sheets for the consideration stated in         solicitation and your offer, and (b) this contract
        this contract. The rights and obligations of the parties            award. No further contractual document is necessary.
        in this contract shall be governed by (a) this contract award,
        (b) the solicitation and (c) the clauses, representations, certifications, and specifications, incorporated by
        reference in or attached to this contract.
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30A. NAME AND TITLE OF CONTRACTOR OR PERSON AUTHORIZED TO SIGN          31A. NAME OF CONTRACTING OFFICER (Type or Print)
       (Type or Print)

                                                                           Fred J. Strickland
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30B. SIGNATURE                                         30C. DATE        31B. UNITED STATES OF AMERICA              31C. AWARD DATE

                                                                        BY /s/ Fred J. Strickland                     Oct 02 1997
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                                                                                               STANDARD FORM 1442 BACK (REV. 4-85)
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                               PRICING SCHEDULE


CONTRACTOR SHALL FURNISH ALL PLANT LABOR, MATERIAL EQUIPMENT ETC. NECESSARY TO PERFORM ALL WORK IN STRICT ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE CONTRACT TO INCLUDE ALL ATTACHMENTS THERETO

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
LINE                          ESTIMATED      UNIT OF             UNIT                               TOTAL
ITEM NO.    DESCRIPTION       QUANTITY       MEASURE             PRICE                              PRICE
0001        Clearing and
            Grubbing          1              Job                 [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]
0002        Repair Site
            Excavation        145,000*       CY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0003        Compacted Clay
            Fill              103,000*       CY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0004        Levee Fill         70,000*       CY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0005        Levee Cover        23,500*       CY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0006        Miscellaneous
            Fill               12,600*       CY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0008        Pit Run
            Rockfill           48,900*       Ton                 [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0009        Gravel Fill        12,300*       Ton                 [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0010        Aggregate Base
            Course              7,300*       Ton                 [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

0011        Filter Fabric      38,400*       SY                  [CONFIDENTIAL INFORMATION          [CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY       OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND            WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION.]              EXCHANGE COMMISSION.]

                                             TOTAL ESTIMATED PRICE                                  $3,062,962.40


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* QUANTITY IS AN ESTIMATED AMOUNT. SEE SECTION 00700, FAR 52.211-18, FOR
VARIATION IN ESTIMATED CONTRACT CLAUSE.
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CONTINUATION OF STANDARD FORM 1442                                        PAGE 4


                     CORPORATION AUTHORIZATION CERTIFICATE



I, Frank Chiu, certify that I am the Secretary of the corporation named as
           (name)
offeror in the within offer; that  Douglas C. Stovall, who signed said offer on
                                          (name)
behalf of the corporation, was then Vice Pres. of Operations of said
                                            (title)
corporation, that the signature thereto is genuine; that said contract was duly signed, sealed and attested for in behalf of said corporation by authority of its governing body.

                                                  Allied Technology Group, Inc
                                               ---------------------------------
                                                 (Name of Corporation)


                                                    [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                                         (Secretary)


(4) IF THE OFFEROR IS AN INDIVIDUAL DOING BUSINESS AS A FIRM, THE OFFER SHALL BE SIGNED BY THAT INDIVIDUAL IN BLOCK 20B FOLLOWED BY THE WORDS AN INDIVIDUAL DOING BUSINESS AS _________________________________ (INSERT NAME OF FIRM).

(5) WHEN AN AGENT SIGNS THE OFFER, PROVIDE PROOF OF THE AGENT'S AUTHORITY TO BIND THE PRINCIPAL.